CorEnergy Announces First Quarter 2018 Results
KANSAS CITY, MO - May 1, 2018 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results for the first quarter, ended March 31, 2018.
First Quarter Performance Summary
First quarter financial highlights are as follows:

	For the Three Months Ended
	March 31, 2018
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$5,310,833	$0.45	$0.45
NAREIT Funds from Operations (NAREIT FFO)[1]	$11,449,252	$0.96	$0.89
Funds From Operations (FFO)[1]	$11,413,799	$0.96	$0.89
Adjusted Funds From Operations (AFFO)[1]	$12,027,196	$1.01	$0.91
Dividends Declared to Common Stockholders		$0.75
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Recent Developments

•	Maintained dividend: Declared common stock dividend of $0.75 per share for the first quarter 2018, in line with the previous ten quarterly dividends

•	Received participating rents: Continued to receive participating rents on the Pinedale LGS

•	Tenant relationship: Entered into discussions with Energy XXI Gulf Coast (EGC) regarding its post-bankruptcy recovery efforts, while intending to preserve long-term value for our investors

•	MoGas Pipeline: Continued preparation of the FERC rate case to be filed in second quarter 2018
“During the first quarter, we prepared for the upcoming FERC rate case for the MoGas Pipeline and commenced our annual asset inspections, including the Grand Isle Gathering System and the Portland Terminal. Regarding our offer to enter into discussions with EGC, traditionally we have expressed that any potential solution accommodating tenant distress would need to preserve the present value of our assets,” said CorEnergy CEO Dave Schulte. “The CorEnergy team is also diligently pursuing a number of promising acquisition opportunities with the objective of closing one or more in 2018. Upstream operators are open to creative funding options, such as those provided by CorEnergy, including selling dedicated infrastructure assets and redeploying proceeds into projects with greater return opportunities."
Portfolio Update
Pinedale LGS: Since the beginning of the year, the market pricing of both Ultra Petroleum's bonds and equity seem to be reflecting lower expected cash flow as a result of actual and forward prices for Rockies gas. However, UPL’s active horizontal drilling results are reported as economic even at lower realized prices, and the utilization of our Liquids Gathering System remains at robust levels. CorEnergy continues to receive participating rents, which contribute to increased dividend coverage.
Grand Isle Gathering System: Following its emergence from bankruptcy in December 2016, Energy XXI Gulf Coast has undertaken the task of realigning costs and developing efficiencies to strengthen its financial stability and fund future production. Given the quality of the long-term reserves behind our GIGS system, CorEnergy has offered to enter discussions with its tenant to analyze the possibility of assisting with further recovery efforts, including a potential lease restructuring, among other considerations. Provided that the long-term value of GIGS is preserved, CorEnergy is willing to find an outcome which will also support EGC’s future success.
Outlook
CorEnergy regularly assesses its ability to pay and grow its dividend to common stockholders above the current level of $0.75 per quarter. The Company targets long-term revenue growth of 1-3% annually from existing contracts, through inflation-based and participating rent adjustments and additional growth from acquisitions. There can be no assurance that any potential acquisition opportunities will result in consummated transactions.
Dividend Declaration
Common Stock: A first quarter 2018 dividend of $0.75 per share was declared for CorEnergy’s common stock. The dividend is payable on May 31, 2018, to stockholders of record on May 17, 2018.
Preferred Stock: For the Company’s 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share is payable on May 31, 2018, to stockholders of record on May 17, 2018.

First Quarter 2018 Earnings Conference Call
CorEnergy will host a conference call on Wednesday, May 2, 2018, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 1:00 p.m. Central Time on June 2, 2018 by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 28051. A replay of the conference call will also be available on the Company’s website.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and other adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus (gain) loss on extinguishment of debt, provision for loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligation, income tax expense (benefit) unrelated to securities investments, non-cash costs associated with derivative instruments, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

Consolidated Balance Sheets

	March 31, 2018	December 31, 2017
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $77,452,422 and $72,155,753	$460,659,797	$465,956,467
Property and equipment, net of accumulated depreciation of $13,470,161 and $12,643,636	112,357,230	113,158,872
Financing notes and related accrued interest receivable, net of reserve of $4,600,000 and $4,100,000	1,000,000	1,500,000
Other equity securities, at fair value	2,972,281	2,958,315
Cash and cash equivalents	17,330,097	15,787,069
Deferred rent receivable	23,760,888	22,060,787
Accounts and other receivables	2,983,075	3,786,036
Deferred costs, net of accumulated amortization of $790,381 and $623,764	3,338,298	3,504,916
Prepaid expenses and other assets	791,418	742,154
Deferred tax asset, net	3,511,770	2,244,629
Goodwill	1,718,868	1,718,868
Total Assets	$630,423,722	$633,418,113
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $250,507 and $254,646	$39,867,493	$40,745,354
Unsecured convertible senior notes, net of discount and debt issuance costs of $1,771,120 and $1,967,917	112,228,880	112,032,083
Asset retirement obligation	9,298,421	9,170,493
Accounts payable and other accrued liabilities	4,183,744	2,333,782
Management fees payable	1,813,263	1,748,426
Income tax liability	2,169,077	2,204,626
Unearned revenue	4,842,292	3,397,717
Total Liabilities	$174,403,170	$171,632,481
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $130,000,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 52,000 issued and outstanding at March 31, 2018 and December 31, 2017	$130,000,000	$130,000,000
Capital stock, non-convertible, $0.001 par value; 11,924,478 and 11,915,830 shares issued and outstanding at March 31, 2018 and December 31, 2017 (100,000,000 shares authorized)	11,925	11,916
Additional paid-in capital	326,008,627	331,773,716
Total Equity	456,020,552	461,785,632
Total Liabilities and Equity	$630,423,722	$633,418,113

Consolidated Statements of Income and Comprehensive Income (Unaudited)

	For the Three Months Ended
	March 31, 2018	March 31, 2017
Revenue
Lease revenue	$17,591,859	$17,066,526
Transportation and distribution revenue	3,952,979	5,010,590
Total Revenue	21,544,838	22,077,116
Expenses
Transportation and distribution expenses	1,572,896	1,335,570
General and administrative	2,727,057	3,061,240
Depreciation, amortization and ARO accretion expense	6,289,330	6,005,908
Provision for loan losses	500,000	—
Total Expenses	11,089,283	10,402,718
Operating Income	$10,455,555	$11,674,398
Other Income (Expense)
Net distributions and dividend income	$3,951	$43,462
Net realized and unrealized gain (loss) on other equity securities	13,966	(544,208)
Interest expense	(3,210,590)	(3,454,397)
Total Other Expense	(3,192,673)	(3,955,143)
Income before income taxes	7,262,882	7,719,255
Taxes
Current tax benefit	(35,549)	(33,760)
Deferred tax benefit	(409,277)	(298,846)
Income tax benefit, net	(444,826)	(332,606)
Net Income	7,707,708	8,051,861
Less: Net Income attributable to non-controlling interest	—	382,383
Net Income attributable to CorEnergy Stockholders	$7,707,708	$7,669,478
Preferred dividend requirements	2,396,875	1,037,109
Net Income attributable to Common Stockholders	$5,310,833	$6,632,369

Net Income	$7,707,708	$8,051,861
Other comprehensive income:
Changes in fair value of qualifying hedges / AOCI attributable to CorEnergy stockholders	—	2,972
Changes in fair value of qualifying hedges / AOCI attributable to non-controlling interest	—	694
Net Change in Other Comprehensive Income	$—	$3,666
Total Comprehensive Income	7,707,708	8,055,527
Less: Comprehensive income attributable to non-controlling interest	—	383,077
Comprehensive Income attributable to CorEnergy Stockholders	$7,707,708	$7,672,450
Earnings Per Common Share:
Basic	$0.45	$0.56
Diluted	$0.45	$0.56
Weighted Average Shares of Common Stock Outstanding:
Basic	11,918,904	11,888,681
Diluted	11,918,904	11,888,681
Dividends declared per share	$0.750	$0.750

Consolidated Statements of Cash Flow

	For the Three Months Ended
	March 31, 2018	March 31, 2017
Operating Activities
Net Income	$7,707,708	$8,051,861
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(409,277)	(298,846)
Depreciation, amortization and ARO accretion	6,642,875	6,474,779
Provision for loan losses	500,000	—
Gain on sale of equipment	(3,724)	—
Net distributions and dividend income, including recharacterization of income	—	148,649
Net realized and unrealized (gain) loss on other equity securities	(13,966)	544,208
Unrealized gain on derivative contract	—	(27,073)
Changes in assets and liabilities:
Increase in deferred rent receivable	(1,700,101)	(1,802,285)
Decrease in accounts and other receivables	802,961	632,878
Increase in prepaid expenses and other assets	(49,264)	(99,573)
Increase in management fee payable	64,837	10,270
Increase in accounts payable and other accrued liabilities	2,102,656	1,932,866
Decrease in current income tax liability	(35,549)	—
Decrease in unearned revenue	(1,862,534)	—
Net cash provided by operating activities	$13,746,622	$15,567,734
Investing Activities
Purchases of property and equipment	(47,883)	—
Proceeds from sale of property and equipment	11,499	—
Return of capital on distributions received	—	31,055
Net cash (used in) provided by investing activities	$(36,384)	$31,055
Financing Activities
Debt financing costs	(261,667)	—
Dividends paid on Series A preferred stock	(2,396,875)	(1,037,109)
Dividends paid on common stock	(8,626,668)	(8,667,329)
Principal payments on secured credit facilities	(882,000)	(2,413,733)
Net cash used in financing activities	$(12,167,210)	$(12,118,171)
Net Change in Cash and Cash Equivalents	$1,543,028	$3,480,618
Cash and Cash Equivalents at beginning of period	15,787,069	7,895,084
Cash and Cash Equivalents at end of period	$17,330,097	$11,375,702

Supplemental Disclosure of Cash Flow Information
Interest paid	$705,228	$1,047,357

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$(252,694)	$—
Reinvestment of distributions by common stockholders in additional common shares	310,204	247,333

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended
	March 31, 2018	March 31, 2017
Net Income attributable to CorEnergy Stockholders	$7,707,708	$7,669,478
Less:
Preferred Dividend Requirements	2,396,875	1,037,109
Net Income attributable to Common Stockholders	$5,310,833	$6,632,369
Add:
Depreciation	6,138,419	5,822,296
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items	—	411,455
NAREIT funds from operations (NAREIT FFO)	$11,449,252	$12,043,210
Add:
Distributions received from investment securities	3,951	223,166
Less:
Net distributions and dividend income	3,951	43,462
Net realized and unrealized gain (loss) on other equity securities	13,966	(544,208)
Income tax benefit from investment securities	21,487	195,760
Funds from operations adjusted for securities investments (FFO)	$11,413,799	$12,571,362
Add:
Provision for loan losses, net of tax	500,000	—
Transaction costs	32,281	258,782
Amortization of debt issuance costs	353,544	468,871
Amortization of deferred lease costs	22,983	22,983
Accretion of asset retirement obligation	127,928	160,629
Less:
Non-cash gain associated with derivative instruments	—	27,072
Income tax benefit	423,339	136,846
Non-Controlling Interest attributable to AFFO reconciling items	—	3,351
Adjusted funds from operations (AFFO)	$12,027,196	$13,315,358

Weighted Average Shares of Common Stock Outstanding:
Basic	11,918,904	11,888,681
Diluted	15,373,450	15,343,226
NAREIT FFO attributable to Common Stockholders
Basic	$0.96	$1.01
Diluted (1)	$0.89	$0.93
FFO attributable to Common Stockholders
Basic	$0.96	$1.06
Diluted (1)	$0.89	$0.96
AFFO attributable to Common Stockholders
Basic	$1.01	$1.12
Diluted (2)	$0.91	$1.00
(1) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization.
(2) Diluted per share calculations include a dilutive adjustment for convertible note interest expense.